UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2011

ALLEZOE MEDICAL HOLDINGS, INC.

(a Delaware Corporation)

001-33090	98-0413066
(Commission File Number)	(IRS Employer Identification Number)

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431
(Registrant’s address, including zip code)

(321) 452-9091
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

We have entered into an Investment Agreement (the "Investment Agreement") with Centurion Private Equity, LLC (the "Investor"), dated as of August 31, 2011, pursuant to which we may sell newly issued shares of our common stock (the "Put Shares") to the Investor from time to time during the commitment period (each such sale, a "Put"), subject to meeting certain dollar and share volume limitations for each Put. Assuming that the applicable conditions are met, we may make Puts under the Investment Agreement from time to time at any time up to 36 months from the effective date of a registration statement registering the Put Shares, or until the aggregate gross sales price of all Puts under the Investment Agreement have totaled $30 million, if earlier than 36 months from the effective date of the registration statement.

As part of the Investment Agreement, we issued 391,304 shares of our common stock (the "Commitment Shares") to the Investor. We had previously issued 27,624 shares of our common stock (the "Fee Shares") to the Investor as part of an earlier agreement, which Fee Shares have been applied to the Investment Agreement. The Investment Agreement provides, among other things, that we must have a registration statement declared effective with respect to the resale of the Commitment Shares, Fee Shares and Put Shares (the "Registration Statement"), prior to making any Put.

We have also entered into a Registration Rights Agreement with the Investor, dated as of August 31, 2011, under which we agreed to file the Registration Statement by October 30, 2011 (the "Registration Filing Date") and use our best efforts to cause the Registration Statement to be declared effective by December 29, 2011 (or January 28, 2012) if the Registration Statement is reviewed by the Securities and Exchange Commission (the "SEC")). We are further required to keep the Registration Statement effective until all of the shares covered by the Registration Agreement have either been sold or may immediately be sold to the public without registration or restriction (including pursuant to Rule 144 under the Securities Act of 1933, as amended). In the event that the SEC limits the number of shares that may be sold pursuant to the Registration Statement, we may remove from the Registration Statement the number of shares specified by the SEC, and we may file subsequent registration statements covering the resale of additional shares of such common stock. As described above, the effectiveness of the Registration Statement with respect to the relevant Put Shares is a condition precedent to our ability to exercise any Put under the Investment Agreement.

The foregoing summaries of the Investment Agreement and the Registration Rights Agreement are not complete, and are qualified in their entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report. Those agreements should be reviewed carefully for a complete understanding of the terms and conditions associated with this financing; however, those agreements (including, without limitation, our representations and warranties contained in those agreements) are not intended to provide factual information about us. Rather, the disclosures contained in our reports filed with the SEC under the Securities Exchange Act of 1934, as amended, should be reviewed for any such factual for such information.

There can be no assurance that the conditions to our exercise of any Put (including, without limitation, the effectiveness of the Registration Statement) will be satisfied at any time or times that we might desire to make a Put, or at all. Furthermore, we may or may not elect to exercise a Put if and when we are permitted to do so. Accordingly, we may not ultimately obtain the liquidity which is available through the Investment Agreement.

ITEM 3.02 – Unregistered Sale of Equity Securities

On August 31, 2011, we issued 391,304 Commitment Shares to the Investor pursuant to the Investment Agreement. On June 1, 2011, we issued 27,324 to the Investor as fee shares under an earlier agreement, which were applied by agreement to the Fee Shares required to be issued in connection with the Investment Agreement. The Fee Shares and Commitment Shares were issued as consideration for, and as an inducement to, the Investor entering into the Investment Agreement. The description of the Investment Agreement and related transactions set forth in Item 1.01 above is incorporated herein by reference.

Our issuance of the Commitment Shares and Fee Shares were, and our offering and sale of any Put Shares pursuant to the Investment Agreement will be, exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Investor represented its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates issued in such transactions. The Investor represented and warranted, among other things, that it was an accredited investor within the meaning of Regulation D, that it had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in our common stock, that it had the ability to bear the economic risks of the investment, and that it had adequate access to information about us.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d.

Exhibits.

In reviewing the agreements included (or incorporated by reference) as exhibits to this Current Report on Form 8-K, please note that the agreements are included only to provide information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

-

should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

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 have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

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 may apply standards of materiality in a way that is different from what may be viewed as material to investors; and

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 were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found in our public filings, which are available without charge through the SEC's website at http://www.sec.gov.

Exhibit Number	Description of Exhibit
10.1	Investment Agreement
10.2	Registration Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allezoe Medical Holdings, Inc.

Date: September 7, 2011	By: /s/ Michael Gelmon
Name: Michael Gelmon Title: Chairman of the Board and CEO

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